Exhibit 10.3

COMMON STOCK PURCHASE WARRANT

NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

VAPOR CORP.

No. [ ]	[ ] Shares

THIS CERTIFIES that, for value received, [            ], a [            ] (the “Holder”), is entitled to subscribe for and purchase from Vapor Corp., a Nevada corporation (the “Company”), upon the terms and conditions set forth herein, at any time after the date hereof (the “Issue Date”), and before 5:00 p.m., New York City time, on [            ] [        ], 2017 (the “Exercise Period”) up to [            ] ([            ]) shares, $0.001 par value, of the Company (“Common Stock”), at an exercise price of $[            ] per share (the “Exercise Price”). As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

This Warrant is issued pursuant to that certain Securities Purchase Agreement of even date herewith by and between the Company and the Holder.

The number of shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. This Warrant may be exercised, at any time and from time to time, during the Exercise Period, as to the whole or any lesser number of the respective whole Warrant Shares, as follows:

(a) by the surrender of this Warrant (with the Form of Election at the end hereof duly executed) to the Company at its office as set forth in the Form of Election attached hereto, or at such other place as is designated in writing by the Company, together with payment to the Company of an amount equal to the then applicable Exercise Price multiplied by the number of respective Warrant Shares for which this Warrant is being exercised. Such payment may be made by certified or bank cashier’s check payable to the order of the Company or by wire transfer of immediately available funds to an account or accounts specified in advance by the Company; or

(b) by surrender of this Warrant (with the Notice of Cashless Exercise at the end hereof duly executed) to the Company at its office as set forth in the Notice of Cashless Exercise attached hereto, or at such other place as is designated in writing by the Company, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y (A-B)/A

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the last sale price of the Common Stock for the trading day immediately prior to the date of exercise, as reported on any national securities exchange, market or quotation system on which the Common Stock is then listed for trading or quoted.

B = the Exercise Price.

2. Upon the exercise of the Holder’s rights to purchase Warrant Shares, either pursuant to Section 1(a) or 1(b) above, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or instruments representing such Warrant Shares shall not then have been actually delivered to the Holder. For purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Act”), it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction pursuant to Section 1(b) above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Issue Date of this Warrant. As soon as practicable after the exercise of this Warrant either pursuant to Section 1(a) or 1(b) above, the Company shall cause a statement from its transfer agent and registrar for the Common Stock (the “Transfer Agent”) evidencing ownership of the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee on the Transfer Agent’s records in book-entry form under The Direct Registration System, to be issued by the Transfer Agent to the Holder. If the Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

3. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record holder from time to time. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases or transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall promptly deliver a new Warrant or Warrants to the person entitled thereto. The Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act, and the rules and regulations promulgated thereunder.

4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor if such exercise is pursuant to Section 1(a) above, or upon receipt by the Company of the Notice of Cashless Exercise duly executed if such exercise is pursuant to Section 1(b) above, shall be duly authorized, validly issued, fully paid, nonassessable, and free of preemptive rights.

5. (a) In case the Company shall at any time after the date this Warrant was first issued (i) declare a dividend on the outstanding shares of its Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding shares of its Common Stock, (iii) combine the outstanding shares of its Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to the record date therefor, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) No adjustment in the Exercise Price shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

(c) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(d) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer’s certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

6. (a) In case of any consolidation with or merger of the Company with or into another entity (other than a merger or consolidation in which the Company is the surviving or continuing entity), or in case of any sale, lease, or conveyance to another entity of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing entity, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) take or cause to be taken all necessary stockholder and corporate action, including amending its Articles of Incorporation or otherwise, required to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another entity into the Company in which the Company is the continuing entity and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c) In the event that the Company (i) issues as a dividend or other similar distribution (an “Extraordinary Dividend”) on all of its then outstanding Common Stock, (A) securities of the Company of a class other than Common Stock, (B) rights, warrants or options (individually, a “Right” and collectively, the “Rights”) to acquire any securities of the Company (including Common Stock) or (C) evidences of its indebtedness or assets, or (ii) issues any dividend or other similar distribution (a “Secondary Extraordinary Dividend”) on any such securities in the form of securities of the Company (including Common Stock) (any securities (other than Rights) issued as an Extraordinary Dividend or Secondary Extraordinary Dividend or issued upon exercise of any Rights issued as an Extraordinary Dividend or Secondary Extraordinary Dividend shall be referred to as “Dividend Securities”):

(x) this Warrant shall thereafter be exercisable for (1) the original number of shares of Common Stock (subject to adjustment as herein provided), (2) such Dividend Securities and Rights as would theretofore have been issued in respect of such shares (adjusted as herein provided) had such shares been outstanding at the time of such Extraordinary Dividend, and (3) any Dividend Securities that would theretofore have been issued as a Secondary Extraordinary Dividend in respect of such Dividend Securities had such Dividend Securities been outstanding at the time of such Secondary Extraordinary Dividend; and

(y) any Right issued as an Extraordinary Dividend or a Secondary Extraordinary Dividend shall (1) expire upon the later of (a) the original expiration date of such Right or (b) the 180th day following the exercise of this Warrant, and (2) be exercisable for (a) the Dividend Securities issuable upon exercise of such Right and (b) any property theretofore issued as a Secondary Extraordinary Dividend in respect of such Dividend Securities.

(d) In the event that at any time while this Warrant is outstanding, the Company shall offer to sell to all of the holders of Common Stock as a class, rights or options to purchase Common Stock or rights or options to purchase any stock or securities convertible into or exchangeable for Common Stock (such exchangeable or convertible stock or securities being herein called “Convertible Securities”), whether or not such rights or options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company upon issuance and sale of such rights or options, plus the aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of rights or options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of all such rights or options) shall be less than the Exercise Price in effect immediately prior to the initial sale of any such rights or options, the Company shall offer to sell to the Holder, at the price and upon the terms at which such rights or options are offered to holders of its Common Stock, such number of such rights or options as the Holder would have been entitled to purchase had the Holder exercised this Warrant immediately prior to the commencement of the offering of such rights or options.

(e) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

7. In case at any time the Company shall propose:

(a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance, described in Section 6; or

(d) to effect any liquidation, dissolution, or winding-up of the Company; or

(e) to take any other action which under the express terms of this Warrant would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the Warrant Register, mailed at least 30 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

8. The issuance of any Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate or other instrument in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate or instrument unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9. Any certificate evidencing the Warrant Shares issued upon exercise of the Warrant and registered in the name of the Holder or its designee on the Transfer Agent’s records in book-entry form under The Direct Registration System shall contain the following notation:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.”

10. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

11. The Holder of this Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

12. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, if sent to the Company, at: 3001 Griffin Road, Dania Beach, Florida 33312, Attention: Corporate Secretary; or if sent to the Holder, at the Holder’s address as it shall appear on the Warrant Register; or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12. Any notice or other communication given by certified mail shall be deemed given five days after the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 12 shall be deemed given at the time of receipt thereof.

13. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

14. This Warrant shall be construed in accordance with the laws of the State of Florida applicable to contracts made and performed within such State, without regard to principles of conflicts of law, except to the extent that the Nevada Revised Corporation Law may govern by virtue of the fact that the Company is incorporated under the laws of the State of Nevada.

15. Each of the Company and the Holder irrevocably consents to the exclusive jurisdiction of the state and federal courts sitting in the City of Fort Lauderdale, Broward County, Florida in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY. Holder by its receipt and acceptance of this Warrant hereby agrees to be legally bound by the provisions of this Warrant in all respects.

16. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

17. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.

18. Put Option.

(a) If a Cash Transaction occurs, the Holder hereof shall have the option (the “Put Option”) to sell to the Company all of the shares of Common Stock represented by this Warrant, for a purchase price equal to the product of (i) the number of shares of Common Stock represented by this Warrant multiplied by (ii) (A) the per share cash amount paid to each holder of Common Stock in respect of such Cash Transaction minus (B) the Exercise Price per Warrant Share.

For purposes of this Section 18, a “Cash Transaction” means (i) a consolidation or merger to which the Company is a party (other than a Primary Merger), (ii) any sale or other conveyance of all or substantially all of the assets of the Company, or (iii) any cash tender offer or similar transaction for all or part of the Common Stock, and in each such case all of the consideration paid to the holders of Common Stock in respect of such transaction is comprised of cash.

For purposes of this Section 18, a “Primary Merger” is any consolidation or merger in which the Company is the surviving corporation other than any such consolidation or merger in which the persons who held Common Stock immediately prior to the approval of such transaction by the Company’s stockholders do not continue to hold a majority of such Common Stock after such transaction becomes effective.

(b) The Company shall provide the Holder hereof with notice of any Cash Transaction at the same time and in the same manner that notice thereof is provided to holders of Common Stock; provided that if the Company provides notice to the holders of Common Stock of such Cash Transaction less than twenty (20) calendar days prior to the effective date thereof, the Company shall be required to provide the Holder hereof with notice of such Cash Transaction at least twenty (20) calendar days prior to the effective date thereof. If the Holder hereof exercises the Put Option, it shall provide notice thereof to the Company no less than ten (10) calendar days prior to the consummation of such Cash Transaction.

(c) Payment for the Put Option shall be paid to the Holder hereof at the same time and in the same manner as the holders of Common Stock receive their distributions of cash with respect to such Cash Transaction. In the event that the amount of the cash payment to any holder of Common Stock in respect of any Cash Transaction increases after the initial payment in respect thereof, the Company shall pay the ratable amount of such increase attributable to this Warrant to the Holder hereof. Any payment required pursuant to this Section 17 may, at the option of the Holder, be made by check payable to the order of the Holder hereof duly mailed or delivered to its registered address or, if requested by the Holder hereof, by wire transfer of federal or other immediately available funds to its account at any bank or trust company in the United States of America.

(d) In the event that (i) any consolidation or merger in respect of which the Put Option shall have been exercised does not become effective, (ii) shares of securities into which this Warrant is exercisable are not purchased pursuant to any tender offer in respect of which the Put Option shall have been exercised, or (iii) any holder of securities into which this Warrant is exercisable shall have the right to withdraw securities deposited pursuant to any tender offer in respect of which the Put Option shall have been exercised (any such event specified in clause (i), (ii) or (iii) being hereinafter referred to as a “Withdrawal”), within sixty (60) days after the occurrence of such Withdrawal, the Holder hereof shall have the right to rescind the exercise of the Put Option.

[Signature page follows]

Dated: [ ] [ ], 2012	VAPOR CORP.

By:
Name: Title:

[WARRANT SIGNATURE PAGE]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED,                     hereby sells, assigns, and transfers unto                     a Warrant to purchase shares of common stock, $0.001 par value, of Vapor Corp., a Nevada corporation (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint                     attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:

Signature

NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:	Vapor Corp.

3001 Griffin Road, Dania Beach, Florida 33312

Attention: Corporate Secretary

ELECTION TO EXERCISE

The undersigned hereby exercises its rights to purchase                     Warrant Shares covered by the within warrant and tenders payment herewith in the amount of $            in accordance with the terms thereof, and requests that such Warrant Shares be issued and registered in the name of the person specified below on the Transfer Agent’s records in book-entry form under The Direct Registration System:

(Print Name, Address and Social Security

or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	Name
(Print)
Address:

(Signature)

To:	Vapor Corp.

3001 Griffin Road, Dania Beach, Florida 33312

Attention: Corporate Secretary

NOTICE OF CASHLESS EXERCISE

(To be executed upon exercise of Warrant

pursuant to Section 1(b))

The undersigned hereby irrevocably elects to exchange its Warrant for             Warrant Shares pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 1(b) of such Warrant, and requests that a certificate or certificates for such Warrant Shares be issued in the name of and delivered to:

(Print Name, Address and Social Security

or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares which the undersigned is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	Name
(Print)
Address:

(Signature)

MIA1825614164